CLIPPER EXXPRESS COMPANY

                            Financial Statements

                         December 31, 1993 and 1992

                 (With Independent Auditors' Report Thereon)












































                        Independent Auditors' Report







The Stockholders and Board of Directors
Clipper Exxpress Company:


We have audited the accompanying balance sheets of Clipper Exxpress Company as of December 31, 1993 and 1992, and the related statements of earnings and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clipper Exxpress Company as of December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



                                            KPMG Peat Marwick, LLP
April 15, 1994

CLIPPER EXXPRESS COMPANY
Balance Sheets
December 31, 1993 and 1992
Assets                                           1993              1992

Current assets:
  Cash and cash equivalents                   $   908,065       $ 2,141,191
  Trade accounts receivable, less
     allowance for doubtful accounts of
     $682,702 in 1993 and $165,063 in 1992     14,274,056        10,271,594
  Other receivables                               872,595           646,545
  Notes receivable - affiliate                    300,000                --
  Prepaid expenses                                216,650           180,415
                                              -----------       -----------
       Total current assets                    16,571,366        13,239,745
                                              -----------       -----------
Notes receivable - affiliate                    1,447,565                --
Property and equipment, at cost:
  Land                                                 --           152,090
  Building                                             --           929,653
  Service and administrative equipment          1,353,996         2,732,377
  Other                                            98,665           257,327
                                              -----------       -----------
       Total property and equipment             1,452,661         4,071,447
  Less accumulated depreciation                  (860,343)       (2,696,598)
                                              -----------       -----------
       Net property and equipment                 592,318         1,374,849
                                              -----------       -----------
       Total Assets                           $18,611,249       $14,614,594
                                              ===========       ===========
Liabilities and Stockholders' Equity
Current liabilities:
  Current maturities of long-term debt        $        --       $    61,353
  Accounts payable                             10,983,372         7,625,993
  Accrued expenses and other liabilities        1,506,957         1,236,518
                                              -----------       -----------
       Total current liabilities               12,490,329         8,923,864
                                              -----------       -----------
Long-term debt                                         --            21,492
Deferred gain on sale of buildings              1,430,202           143,576
                                              -----------       -----------
       Total liabilities                       13,920,531         9,088,932

Stockholders' equity:
  Common stock, $.01 par value.  Authorized
   10,000 shares; issued and outstanding
   5,414 shares                                        54                54
  Additional paid-in capital                    1,263,931         1,263,931
  Retained earnings                             3,426,733         4,261,677
                                              -----------       -----------
       Total stockholders' equity               4,690,718         5,525,662
                                              -----------       -----------
       Total Liabilities and
        Stockholders' Equity                  $18,611,249       $14,614,594
                                              ===========       ===========

See accompanying notes to financial statements.

CLIPPER EXXPRESS COMPANY
Statements of Earnings and Retained Earnings
Years Ended December 31, 1993 and 1992
                                                 1993              1992

Revenue                                      $106,165,420      $105,572,021
Purchased transportation services              87,548,985        85,151,761
                                             ------------      ------------
       Gross margin                            18,616,435        20,420,260
                                             ------------      ------------
Indirect expenses:
  Salaries, wages and benefits                 10,045,189        10,034,270
  Occupancy and supplies                        2,081,205         2,104,022
  Selling, general and administration           1,816,277         1,787,964
  Professional services                           485,971           418,220
  Depreciation                                    255,900           264,700
  State income taxes                               87,102           129,645
  Insurance                                       112,259           117,165
  Other                                         1,329,501           230,707
                                              -----------       -----------
                                               16,213,404        15,086,693
                                              -----------       -----------
       Operating income                         2,403,031         5,333,567
                                              -----------       -----------
Nonoperating income (expense):
  Interest income                                  18,717            44,549
  Interest expense                                 (8,567)           (9,950)
  Other, net                                          275             1,036
                                              -----------       -----------
                                                   10,425            35,635
                                              -----------       -----------
       Net income                               2,413,456         5,369,202

Retained earnings at beginning of year          4,261,677         3,223,675
Dividends paid                                 (3,248,400)       (4,331,200)
                                              -----------       -----------
Retained earnings at end of year             $  3,426,733      $  4,261,677
                                             ============      ============

See accompanying notes to financial statements.

CLIPPER EXXPRESS COMPANY
Statements of Cash Flows
Years Ended December 31, 1993 and 1992

                                                 1993              1992
Cash flows from operating activities:
  Net income                                   $2,413,456        $5,369,202
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
     Depreciation                                 255,900           264,700
     Loss on disposal of computer equipment       343,419                --
     Interest paid on settlement with
      former stockholder                               --          (413,263)
     Amortization of deferred gain on sale
      of buildings                                (28,715)          (28,715)
       Decrease (increase) in receivables      (4,176,076)          558,322
       Decrease (increase) in prepaid
        expenses                                  (36,235)           12,870
       Increase (decrease) in accounts
        payable and accrued liabilities         3,627,818        (1,677,721)
                                               ----------        ----------
Net cash provided by operating
        activities                              2,399,567         4,085,395
                                               ----------        ----------
Cash flows from investing activities:
  Purchase of equipment                          (251,448)         (186,062)
  Proceeds from sale of Jersey City
   facility                                       250,000                --
  Notes receivable from affiliate                (300,000)               --
                                              -----------       -----------
       Net cash used in investing
        activities                               (301,448)         (186,062)
                                              -----------       -----------
Cash flows from financing activities:
  Dividends paid                               (3,248,400)       (4,331,200)
  Principal payments on debt                      (82,845)          (56,230)
                                              -----------       -----------
       Net cash used in financing
        activities                             (3,331,245)       (4,387,430)
                                              -----------       -----------
       Net decrease in cash and cash
        equivalents                            (1,233,126)         (488,097)

Cash and cash equivalents at
 beginning of year                              2,141,191         2,629,288
                                               ----------        ----------

Cash and cash equivalents at end of year       $  908,065        $2,141,191
                                               ==========        ==========

CLIPPER EXXPRESS COMPANY
Statements of Cash Flows, Continued
Years Ended December 31, 1993 and 1992

                                                 1993              1992

Supplemental disclosure of cash flow
 information:
  State income taxes paid                      $  120,258        $   80,177
                                               ==========        ==========

  Interest paid                                $    4,632        $  423,213
                                               ==========        ==========
  Sale of Jersey City facility in
   exchange for note receivable                $1,500,000        $       --
                                               ==========        ==========

See accompanying notes to financial statements.

CLIPPER EXXPRESS COMPANY
Notes to Financial Statements
Years Ended December 31, 1993 and 1992


(1)  Summary of Significant Accounting Policies

     Nature of Business

       Clipper Exxpress Company (the Company), a Delaware corporation, is a transcontinental general commodities freight forwarder, specializing in less-than-trailer load (LTL) shipments, and a shipper's agent, specializing in the arrangement of door-to-door movements of trailer load (TL) shipments of general commodity freight throughout the United States. As a freight forwarder, the Company arranges the movement of merchandise from its point of origin to its destination with railroads and over the road carriers acting as the source of transportation, which allows for direct nonstop service to major metropolitan areas. As a shipper's agent, the Company arranges all the components of the movement of TL freight for the customer from the point of origin to its destination, including pickup and delivery, railroad services, monitoring of the shipment's progress, and consolidation of billing.

       Property and Equipment

       Depreciation is provided for using straight-line and accelerated methods over the estimated useful lives of the respective assets, generally 5 to 10 years for equipment and 20 to 30 years for buildings.

       Loss and Damage Claims

       Estimated loss and damage claims against the Company are accrued for when incurred. In most instances, the Company files a counterclaim against the line haul carrier.

       Revenue Recognition

       The Company records revenue and corresponding expenses on all freight movements on the date the shipment moves.

       Income Taxes

       Federal income taxes are not reflected in the accompanying financial statements because the revenue and expenses of the Company are reportable in the individual Federal income tax returns of its stockholders, who have made an S corporation election.

CLIPPER EXXPRESS COMPANY
Notes to Financial Statements, Continued


       State income taxes are provided for and included in operating expenses in the financial statements for those states in which the Company is subject to state income taxes.

       Statement of Cash Flows

       For the purposes of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks, and short-term certificates of deposit with original maturities of three months or less, which are recorded at cost.

(2)  Line of Credit

       The Company has a revolving line of credit with a bank for up to $3,000,000. No borrowings were outstanding at December 31, 1993 or 1992. Letters of credit issued by the bank reduce the amount of the line of credit available.

(3)  Benefit Plans

       The Company has a defined contribution retirement benefit plan covering eligible employees. Under the plan, the Company makes annual contributions based upon the criteria set forth in the plan. Company contributions reported in the statements of earnings amounted to approximately $573,000 and $553,000 in 1993 and 1992, respectively.

(4)  Related-party Transactions

       The Company performs various management and administrative services for two affiliated companies, Agricultural Express of America, Inc. and Agile Freight System, Inc. Fees received by the Company for services rendered approximated $218,000 in 1993 and $238,000 in 1992.

       On January 20, 1988 the Company sold its corporate office facility at the appraised market value of $2,500,000 to the Lemont Partners, a partnership owned by the Company's stockholders. The Company leases the office facility from the partnership under an operating lease through December 31, 1997 with annual lease payments of approximately $260,000. The gain on the sale of the facility of $287,000 has been deferred and is being amortized as a reduction of rent expense over the term of the lease. Rent expense payable to Lemont Partners for the corporate office facility and terminals was $385,000 in 1993 and $374,000 in 1992.

CLIPPER EXXPRESS COMPANY
Notes to Financial Statements, Continued


       On December 31, 1993, the Company sold its Jersey City facility at the appraised market value of $1,750,000 to the Lemont Partners, a partnership owned by the Company's stockholders. The Company leases the facility from the partnership under an operating lease through December 31, 1998 with annual lease payments of approximately $168,000. The gain on the sale of the facility of $1,315,000 has been deferred and is being amortized as a reduction of rent expense over the term of the lease.

       The Company has a note receivable from Agile Freight System, Inc.  The note is due on demand and bears interest at a variable rate (3.79% at December 31, 1993).

       The Company paid Agile Freight System, Inc. approximately $4,787,000 and $4,762,000 for long-haul road transportation and cartage in 1993 and 1992, respectively.

(5)  Commitments and Contingencies

       As of December 31, 1993, the Company had outstanding letters of credit of $250,000 which guarantee payments due to certain railroad carriers.

       The Company leases revenue equipment under a lease agreement classified as an operating lease. The revenue equipment is subleased on the same terms to an affiliated company. The remaining lease obligation under the agreement is approximately $196,000 in 1994, $196,000 in 1995, and $82,000 in 1996.

       The Company leases its corporate office facility, terminals and computer and other equipment under lease agreements classified as operating leases. The long-term rental obligations as of December 31, 1993 are as follows:

       Year                                     Affiliate     Nonaffiliate

       1994                                      $549,000      $486,000
       1995                                       549,000       434,000
       1996                                       549,000       356,000
       1997                                       549,000       187,000
       1998                                       238,000        99,000